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                                                                    EXHIBIT 10.3

                                 THIRD AMENDMENT
                                       TO
                           2000 EQUITY INCENTIVE PLAN
                                       OF
                        COUNTRYWIDE FINANCIAL CORPORATION
                 (AMENDED AND RESTATED EFFECTIVE JUNE 16, 2004)
                       (FURTHER AMENDED NOVEMBER 9, 2004)

      WHEREAS, the Board of Directors of Countrywide Financial Corporation (the "COMPANY") has determined that it is in the best interest of the Company to amend the 2000 Equity Incentive Plan of Countrywide Financial Corporation (Amended and Restated Effective June 16, 2004) (and further amended November 9,
2004) (the "2000 PLAN") to preclude any person from financing the purchase price of an Option through the Company;

      NOW THEREFORE, the 2000 Plan is amended, effective as of September 27, 2005, in the following particulars:

      1. Section 7.5 is hereby deleted and new Section 7.5 is inserted in its place as follows:

            "7.5 FINANCING. The Company shall not provide any financing whatsoever in connection with the exercise of an Option or the grant of any Award hereunder."

      IN WITNESS WHEREOF, the Company has caused this Third Amendment to be executed by its duly authorized officer this 28th day of September, 2005.

                                          Countrywide Financial Corporation

                                          By:    /s/ Leora Goren
                                              -------------------------------
                                              Leora Goren
                                              Senior Managing Director,
                                              Chief Human Resources Officer